UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2011

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2011, Target Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”), at which our shareholders approved the Target Corporation 2011 Long-Term Incentive Plan (the “2011 Plan”).  The full text of the 2011 Plan is attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2011, and is incorporated herein by reference.

Item 5.07.              Submission of Matters to a Vote of Shareholders.

On June 8, 2011, Target Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to:  (1) elect directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm; (3) approve the Target Corporation 2011 Long-Term Incentive Plan; (4) cast a non-binding advisory vote on executive compensation (“Say-on-Pay”); (5) cast a non-binding advisory vote on the frequency of Say-on-Pay votes; (6) vote on a shareholder proposal on compensation benchmarking; and (7) vote on a shareholder proposal on electronics recycling.

At the close of business on April 11, 2011, the record date of the Annual Meeting, the Company had 689,133,340 shares of common stock issued and outstanding.  The holders of a total of 597,048,707 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal are set forth below:

1.     The shareholders elected each of the following nominees for a one-year term:

	For		Against			Broker
Nominee	No.	%	No.	%	Abstain	Non-Votes
Roxanne S. Austin	511,402,490	97.8	11,319,547	2.2	2,895,903	71,430,767
Calvin Darden	503,363,653	96.2	19,760,089	3.8	2,494,198	71,430,767
Mary N. Dillon	505,667,849	96.7	17,001,169	3.3	2,948,922	71,430,767
James A. Johnson	497,379,071	95.2	25,234,095	4.8	3,004,774	71,430,767
Mary E. Minnick	512,886,029	98.1	9,795,744	1.9	2,936,167	71,430,767
Anne M. Mulcahy	459,952,288	88.0	62,851,063	12.0	2,814,589	71,430,767
Derica W. Rice	511,880,341	98.0	10,561,503	2.0	3,176,096	71,430,767
Stephen W. Sanger	499,544,372	95.6	23,160,725	4.4	2,912,843	71,430,767
Gregg W. Steinhafel	505,870,362	96.6	18,021,909	3.4	1,725,669	71,430,767
John G. Stumpf	505,005,310	96.6	17,546,012	3.4	3,066,618	71,430,767
Solomon D. Trujillo	514,007,883	98.3	9,045,714	1.7	2,564,343	71,430,767

2.             The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for 2011:

For:	No.	576,424,611
	%	96.6
Against:	No.	17,571,417
	%	2.9
Abstain:	No.	3,052,679
	%	0.5

3.             The shareholders approved the Target Corporation 2011 Long-Term Incentive Plan:

For:	No.	445,031,406
	%	84.7
Against:	No.	76,494,227
	%	14.5
Abstain:	No.	4,092,307
	%	0.8
Broker Non-Votes:	No.	71,430,767

4.             The shareholders approved a non-binding advisory vote on executive compensation (“Say-on-Pay”):

For:	No.	479,768,160
	%	92.2
Against:	No.	40,356,470
	%	7.8
Abstain:	No.	5,493,310
Broker Non-Votes:	No.	71,430,767

5.             The shareholders selected a term of “1 Year” as the non-binding advisory recommendation for the frequency of Say-on-Pay votes:

1 Year:	No.	473,094,566
	%	90.7
2 Years:	No.	2,407,149
	%	0.5
3 Years:	No.	45,822,854
	%	8.8
Abstain:	No.	4,293,371
Broker Non-Votes	No.	71,430,767

6.             The shareholders did not approve a shareholder proposal on compensation benchmarking:

For:	No.	155,251,396
	%	29.5
Against:	No.	363,725,892
	%	69.2
Abstain:	No.	6,640,652
	%	1.3
Broker Non-Votes:	No.	71,430,767

7.             The shareholders did not approve a shareholder proposal on electronics recycling:

For:	No.	129,256,300
	%	24.6
Against:	No.	290,378,258
	%	55.2
Abstain:	No.	105,983,382
	%	20.2
Broker Non-Votes:	No.	71,430,767

The Board of Directors has determined to include a non-binding advisory vote on executive compensation at each Annual Meeting of Shareholders until the next required vote on the frequency of shareholder votes on executive compensation.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

(10)A	Target Corporation 2011 Long-Term Incentive Plan (Incorporated by reference to Appendix A to the Target Corporation Proxy Statement filed April 28, 2011)
(99)	Target Corporation’s News Release dated June 10, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

Date: June 10, 2011	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(10)A	Target Corporation 2011 Long-Term Incentive Plan	Incorporated by Reference
(99)	Target Corporation’s News Release dated June 10, 2011	Filed Electronically